Amended and Restated
Fund Participation Agreement
Among
AllianceBernstein Variable Product Series, Inc.,
AllianceBernstein Investment Research and Management,
Alliance Capital Management, L.P.,
And
Hartford Life Insurance Company

TABLE OF CONTENTS

Page
ARTICLE I.	Series Shares
ARTICLE II.	Representations and Warranties
ARTICLE III.	Prospectuses, Reports to Shareholders and Proxy Statements; Voting
ARTICLE IV.	Sales Material and Information
ARTICLE V.	Diversification
ARTICLE VI.	Potential Conflicts
ARTICLE VII.	Indemnification
ARTICLE VIII.	Applicable Law
ARTICLE IX.	Termination
ARTICLE X.	Notices
ARTICLE Xl.	Miscellaneous
ARTICLE X11.	Mixed and Shared Funding
ARTICLE XIII.	Distribution Payments
SCHEDULE A	Separate Accounts and Contracts
SCHEDULE B	Participating Series
SCHEDULE C	Allocation of Expenses

AMENDED AND RESTATED
FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 1st day of March 2005 by and among Hartford Life Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on each separate account set forth on attached Schedule A as it may be amended from time to time (the "Separate Accounts"); Hartford Securities Distribution Company, Inc. a Connecticut corporation ("Contracts Distributor"); AliianceBernstein Variable Products Series Fund, Inc, a Maryland Corporation (the "Trust"); the principal underwriter with respect to the Contracts referred to below; AllianceBernstein Investment Research and Management, Inc., a Delaware Corporation (the "Distributor"); and Alliance Capital Management, L.P., a Delaware limited partnership (the "Adviser").
WHEREAS, the parties have conducted business together pursuant to a Fund Participation Agreement dated October 26, 2001; and
WHEREAS, the parties wish to amend and restate the October 26, 2001 Fund Participation Agreement herein; and
WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and
WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers (the "NASD") and serves as principal underwriter of the shares of the Trust; and
WHEREAS, the Trust intends to make available Class B shares of its series set forth on attached Schedule B, as it may be amended from time to time by mutual agreement of the parties (the "Series"), to the Separate Accounts of Hartford as investment media for those variable annuity contracts of Hartford listed in Schedule A; and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Series; and
WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

    NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:
ARTICLE I. SERIES SHARES
1.1    The Trust and the Distributor agree to make shares of the Series available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each Series next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

    A.    For purposes of this Agreement, Hartford shall be the designee of the Trust and Distributor for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Eastern time) on the next following Business Day.

    B.    For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Series pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Series' prospectus.
1.2    The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares.
1.3    The Trust and the Distributor agree that shares of the Trust or any of its Series will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Series will be sold to the general public.
1.4    The Trust and the Distributor agree to redeem for cash, at Hartford's request, any full or fractional shares of the Series held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.
    A.    For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 9:30 a.m. (Eastern time) on the next following Business Day.
1.5    Except as otherwise provided herein, Hartford agrees that purchases and redemptions of Series shares offered by the then current prospectus of the Series shall be made in accordance with the provisions of the prospectus.
4
    A.    Hartford will place separate orders to purchase or redeem shares of each Series. Each order shall describe the net amount of shares and dollar amount of each Series to be purchase or redeemed.

    B.    In the event of net purchases, Hartford will pay for shares before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares.
A.In the event of net redemptions, the Trust shall pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Series shares, is made.
1.6    Issuance and transfer of the Series' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Series identified in Schedule B attached as may be amended from time to time.
1.7    The Distributor shall notify Hartford in advance of any dividends or capital gain distributions payable on the Series' shares, but by no later than same day notice by 6:00 p.m. Eastern time on the declaration date (by wire or telephone, followed by written confirmation).

Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Series. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.
1.8    The Distributor shall provide, in a form acceptable to Hartford, the net asset value per share of each Series to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:00 p.m. Eastern time. Information specified in this Section and Section 1.7 will be substantially in the form as set forth in attached Schedule D.

    A.    If the Distributor provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

    B.    Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay annuity or life insurance contract owners that have selected a Series as an investment option ("Contract owners"), and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Trust shall reimburse Hartford for any and all costs and expenses that result from the Distributor providing a materially incorrect share net asset value Hartford shall submit aninvoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, subject to the immediately following sentence, Hartford shall immediately reimburse the Trust, the applicable Series or its agents for any material losses incurred by the Trust, the applicable Series or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust, the applicable Series or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust, the applicable Series or its agents; provided, however, Hartford shall not be obligated to initiate or otherwise pursue any legal action or rights of set off against Contract owners for any such reimbursements.
With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

    A.    The Distributor or the Trust shall also provide any additional information relating to each Series, including the non-fair market net asset value, in the time and manner reasonably requested by Hartford.
1.9    The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Trust and Hartford agree to cooperate to deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified as abusive or following a "market timing" pattern ("Abusive Transfers").

    A.    The Trust acknowledges and agrees that the Contracts may not give Hartford the ability to restrict transfers and that Hartford does not have the ability or desire to track, in real time, individual transfers in omnibus accounts or in all Contracts.

    B.    The Trust agrees to notify Hartford of transfer activity that the Trust deems to be Abusive Transfer activity. After receiving such notice from the Trust, Hartford agrees that it will cooperate with the Trust and Distributor to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses, Contracts and other governing laws. Further, Hartford will, upon request, provide to the Trust or the Distributor such information, subject to Hartford's privacy policies protecting certain individual customer information, as they may consider necessary or desirable to review the possible existence and extent of Abusive Transfer activity. The Trust and Hartford agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes.

    C.    In the event the Trust implements restrictions on trading, market timing policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by Hartford in its reasonable discretion, with Hartford's trading policies and procedures for the Variable Contracts, the Trust will bear all expenses for closing the affected Series in the Contracts.
ARTICLE II. REPRESENTATIONS AND WARRANTIES
2.1    Hartford represents and warrants that:

    A.    The Contracts are or will be registered under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

    B.    The Contracts will be issued in material compliance with all applicable federal and state laws and regulations.

    C.    Hartford is duly organized and in good standing under applicable law.

    D.    Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

    E.    Hartford represents that it believes, in good faith, that the Contracts will be treated as annuity contract under applicable provisions of the Code and that it will make every effort to maintain such treatment. Hartford will notify the Trust and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be treated in the future.

2.2    The Trust and the Distributor represent and warrant that:

    A.    Series shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

    B.    Series shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

    C.    Series shares shall be sold in material compliance with all applicable federal and state securities laws and regulations.

    D.    The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

    E.    The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Series' shares.

2.3    The Trust and the Adviser represent and warrant that:

    A.    Each Series is currently qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and complies with Section 817(h) of the Code and regulations there under. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that a Series has ceased to qualify or that a Series might not qualify in the future.

    B.    The Trust is duly organized and validly existing under the laws of the state of its organization.

    C.    The Trust does and will comply in all material respects with the 1940 Act

    D.    The Trust has obtained an order from the SEC granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust or its Series to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

2.4    The Distributor represents and warrants that:

    A.    It is and shall remain duly registered under all applicable federal, state laws and regulations and that it will perform its obligations for the Trust and Hartford in material compliance with all applicable laws and regulations.

ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY
STATEMENTS; VOTING
3.1    The Trust shall provide Hartford with as many printed copies of the current prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, as Hartford may reasonably request. If requested by Hartford in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with Schedule C attached to this Agreement.

3.2    The Trust or its designee will provide Hartford 90 days notice of any change for a Series, including but not limited to, (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect Hartford's rights or obligations hereunder. If the Trust fails to provide Hartford with the required notice, the Trust will reimburse Hartford for all reasonable expenses for facilitating the changes and for notifying Contract owners.
3.3    The Trust will provide Hartford with copies of its proxy solicitations applicable to the Series. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Series to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Series shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Series shares for which no instructions have been received in the same proportion as shares of the Series for which instructions have been received.

    A.    To the extent permitted by applicable law, Hartford reserves the right to vote Series shares held in any Separate Account in its own right.

    B.    Unregistered separate accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA") will refrain from voting shares for which no instructions are received if such shares are held subject to the provisions of ERISA.
3.4    The Trust will comply with all provisions of the 1940 Act and the rules thereunder requiring voting by shareholders.

ARTICLE IV. SALES MATERIAL AND INFORMATION
4.1    Hartford-shall furnish; or-shall cause to be furnished, to the Trust prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or the Distributor is described. No sales literature or advertising will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days following receipt by the Trust.
4.2    Hartford will not, without the permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the registration statement or Series prospectus(es), (b) Series' annual and semi annual reports to shareholders, (c) proxy statements for the Series, or, (d) sales literature or other promotional material approved by the Trust.
4.3    The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.
4.4    Neither the Trust nor the Distributor nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.
4.5.     The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Series or its shares.
4.6    Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments, that relate to the Contracts.
ARTICLE V. DIVERSIFICATION
5.1    The Trust and the Adviser represent and warrant that, at all times, each Series will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. In the event a Series ceases to so qualify, the Trust will notify Hartford immediately of such event and the Adviser will take all steps necessary to adequately diversify the Series so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5.
ARTICLE VI. POTENTIAL CONFLICTS
6.1    The Board will monitor the Series for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Series. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.
6.2    Hartford will report any potential or existing material irreconcilable conflict of which it is actually aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded.

6.3    If it is determined by a majority of the Board, or a majority of its independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the irreconcilable material conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal.
6.4    Hartford, at the request of the Adviser will, at least annually, submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry cut the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.
ARTICLE VII. INDEMNIFICATION
7.1    Indemnification by Hartford
    A.    Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of their directors, Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losse") to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Series shares or the Contracts and:

        1.    Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

        2.    Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus, statement of additional information or sales literature of the Trust applicable to the Series (or any amendment or supplement to any of the foregoing) (collectively, "Trust Documents" for purposes of this Article VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Series shares; or

        3.    Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

        4.    Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

        5.    Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford.

        6.    Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust, the Distributor or the Adviser, whichever is applicable.

        7.    Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    D.    The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Series shares or the Contracts or the operation of the Trust.

7.2    Indemnification by the Distributor

    A.    The Distributor agrees to indemnify and hold. harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party"

for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

        1.    Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Trust Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

        2.    Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

        3.    Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Distributor or the Trust; or

        4.    Arise out of or result from any failure by the Distributor to provide the services or furnish the materials required under the terms of this Agreement; or

        5.    Arise out of or result from any material breach of any repr6sentation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

        6.    The Distributor shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

    B.    The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor shall be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    C.    The Indemnified Parties shall promptly notify the Distributor of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3    Indemnification by the Adviser

    A.    The Adviser agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

        1.    Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

        2.    Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

        3.    Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Adviser or the Trust; or

        4.    Arise out of or result from any failure by the Adviser to provide the services or furnish the materials required under the terms of this Agreement; or

        5.    Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser.

    B.    The Adviser shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

    C.    The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser shall be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    D.    The Indemnified Parties shall promptly notify the Adviser of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.
ARTICLE VIII. APPLICABLE LAW
8.1    This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut without giving effect to the principles of conflicts of laws.
8.2    This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.
ARTICLE IX. TERMINATION
9.1    This Agreement shall continue in full force and effect until the first to occur of:

    A.    Termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

    B.    Termination by Hartford by written notice to the Trust, the Adviser or the Distributor with respect to any Series in the event any of the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

    C.    Termination by Hartford upon written notice to the Trust with respect to any Series in the event that such Series ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; Or

    D.    Termination by Hartford upon written notice to the Trust and the Distributor with respect to any Series in the event that such Trust fails to meet the diversification requirements specified in Section 5.1 of this Agreement; or

    E.    Termination upon mutual written agreement of the parties to this Agreement; or

9.2    Effect of Termination.

    A.    Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Series shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Series, redeem investments in the Series and invest in the Series through additional purchase payments.

    B.    Hartford agrees not to redeem Series shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

    C.    In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement.

9.3    Parties to Cooperate Respecting Termination

    The other Parties hereto agree to cooperate with and give reasonable assistance to Hartford in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.
ARTICLE X. NOTICES
10.1     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
Alliance Variable Products Series, Inc.
1345 Avenue of the Americas
New York, NY 10105
Attn: Marc 0. Mayer, President and Chief Executive Officer

If to the Distributor:
AllianceBernstein Investment Research
and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105
Attn: Stephen Scanlon, Senior Vice President
If to the Adviser:

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105
Attn: Marc 0. Mayer, Executive Vice President

If to Hartford:

Hartford Life Insurance Co.
200 Hopmeadow Street
Simsbury, Connecticut 06070
Attn: Thomas M. Marra, President

With a copy to:

Hartford Life Insurance Co.
200 Hopmeadow Street
Simsbury, Connecticut 06070
Attn: Alan Kreczko, Deputy General Counsel
ARTICLE XI. MISCELLANEOUS

11.1     Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

11.2     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3     This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5     Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6     The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7     This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

11.8     The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9     The Advisor agrees to consult in advance with Hartford concerning and decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.

11.10     The Trust, Adviser, Hartford, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.

ARTICLE XII: MIXED AND SHARED FUNDING AGREEMENT

12.1     The Trust has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Series are available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Hartford ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5.

12.2     The Trust agrees that its Board of Directors shall at all times consist of directors a majority of whom are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(19) of the 1940 Act (the "Disinterested Directors") with such exceptions as permitted by the Mixed and Shared Funding Order.

12.3     The Trust agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Series, including the Separate Account. Hartford agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

    (a)    an action by any state insurance or other regulatory authority;

    (b)    a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

    (c)    an administrative or judicial decision in any relevant proceeding;

    (d)    the manner in which the investments of any Portfolio are being managed;

    (e)    a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Series; or

    (f)    a decision by a life insurance company utilizing the Series to disregard the voting instructions of participants.

Hartford will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Hartford to disregard voting instructions of participants. The obligations of the Hartford under this Section 5.3 will be carried out with a view only to the interests of participants.

12.4 Conflict Remedies.

    (a)    It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Hartford and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

(i)    withdrawing the assets allocable to some or all of the separate accounts from the Series or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Series, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the Series) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

(ii)    establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

    (b)    If the material irreconcilable conflict arises because of Hartford's decision to disregard participant voting instructions and that decision represents a minority position or would preclude a majority vote, Hartford may be required, at the Trust's election, to withdraw the Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Hartford that this provision is being implemented, and until such withdrawal Distributor and the Trust shall continue to accept and implement orders by Hartford for the purchase and redemption of shares of the Series.

    (c)    If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Hartford conflicts with the majority of other state regulators, then Hartford will withdraw the Separate Account's investment in the Series within six months after the Trust's Board of Directors informs Hartford that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Hartford for the purchase and redemption of shares of the Series.

    (d)    Hartford agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of participants.

    (e)    For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Trust or Distributor be required to establish a new funding medium for any Contracts. Hartford will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of participants materially adversely affected by the material irreconcilable conflict.

12.5     The Trust will promptly make known in writing to Hartford the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

12.6     Hartford and the Trust will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

12.7     If, at any time during which the Trust is serving as an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded-by-any-of said rules that are applicable.
ARTICLE XIII: DISTRIBUTION PAYMENTS
13.1     During the term of this Agreement and subject to the conditions of this Section 13, the Distributor will make payments to Hartford pursuant to a distribution plan adopted by the Trust with respect to the Class B shares of the Portfolios pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") in consideration of the Hartford's, or its affiliate, furnishing distribution services relating to the Class B shares of the Portfolios and providing administrative, accounting and other services, including personal service and/or the maintenance of participant accounts, with respect to such shares. The Distributor has no obligation to make any such payments under this Section 13, and the Hartford waives any such payment, until the Distributor receives monies therefor from the Trust. Any such payments made pursuant to this Section 13 shall be subject to the following terms and conditions:

    (a)    Any such payments shall be in such amounts as the Distributor may from time to time advise Hartford in writing but in any event not in excess of the amounts permitted by the Rule 12b-1 Plan. Such payments may include a service fee in the amount of .25 of 1% per annum of the average daily net assets of the Trust attributable to the Class B shares of a Portfolio held by clients of the Contracts Distributor. Any such service fee shall be paid solely for personal service and/or the maintenance of participant accounts.

    (b)    The provisions of this Section 13 relate to a plan adopted by the Trust pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Section 13 shall provide the Trust's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

    (c)    The provisions of this Section 13 shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the 1940 Act. The provisions of this Section 13 shall automatically terminate in the event of the assignment (as defined by the 1940 Act) of this Agreement, in the event the Rule 12b-1 Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 13 may be terminated at any time, without penalty, by either the Distributor or Hartford with respect to any Portfolio on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

    (d)    Payments made under this Section 13 will offset amounts owed by Distributor to Hartford under the "Marketing and Services Agreement" of even date herewith.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in
Schedule A, as may be amended from time to time

By: /s/ Robert M. Arena
Name: Robert M. Arena
Its: Vice President

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.
On its behalf arid each Separate Account named in
Schedule A, as may be amended from time to time

By: /s/ George R. Jay
Name: George R. Jay
Its: Chief Compliance Officer

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES, INC.

By: /s/ Marc O. Mayer
Name: Marc O. Mayer
Its: President and Chief Executive Officer

ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.

By: /s/ Stephen Scanlon
Name: Stephen Scanlon
Its: Senior Vice President

ALLIANCE CAPITAL MANAGEMENT, L.P.

By: /s/ Marc O. Mayer
Name: Marc O. Mayer
Its: Executive Vice President

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS
SUBJECT TO THE PARTICIPATION AGREEMENT

Separate Accounts	Contracts
Hartford Life Insurance Company Separate Account Two Hartford Life and Annuity insurance Company Separate Account Three Hartford Life and Annuity Insurance Company Separate Account Three	HLVA03 HLVA99 HLNCDSCO3 HLNCDSC98 HLVA94

25

SCHEDULE B
PORTFOLIOS OF ALLIANCE PRODUCTS SERIES FUND, INC.
SUBJECT TO THE PARTICIPATION AGREEMENT
Effective October 26, 2001
Class B shares of Global Bond Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Class B shares of Growth and Income Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Effective May 1, 2005
Class B shares of Balanced Wealth Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Class B shares of Small/Mid Cap Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Class B shares of Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Class B shares of International Value Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
Class B shares of Global Research Growth Portfolio of AllianceBernstein Variable Products Series Fund, Inc.
26

SCHEDULE C
Allocation of Expenses

Paid by Hartford	Paid by the Trust
Preparing and filing the Separate Accounts registration statement	Preparing and filing the Trust's registration statement
Text composition for Separate Account prospectus and supplements	Text composition for Series prospectuses and supplements
Text alterations of Separate Account prospectus and supplements	Text alterations of Series prospectuses and supplements
Printing Separate Account prospectuses and supplements for use with prospective Contract owners; Printing Series prospectuses and supplements for use with prospective Contract owners;
Printing Series prospectus and supplements for use with existing Contract owners; or if requested by Hartford, providing camera-ready film, computer diskettes or typeset electronic document files of such documents and printing such documents for use with existing Contract owners (1)

Text composition and printing of Separate Account statement of additional information	Text composition and printing of Trust statement of additional information (1)
Mailing and distributing Separate Account prospectuses, supplements and statement of additional information to existing Contract owners as required by applicable law;
Mailing and distributing Separate Account prospectuses and supplements to prospective Contract owners;
Mailing and distributing Series prospectuses and supplements to prospective Contract owners

Mailing and distributing Series prospectuses, supplements and statement of additional information to existing Contract owners (1)

Printing, mailing and distributing Series and Separate Account supplements and other communications related to fund substitutions, fund closings, fund mergers and other similar fund transactions

Text composition of any annual and semi-annual reports of the Separate Account, printing, mailing, and distributing any annual and semi-annual reports of the Separate Account	Text composition of annual and semi-annual reports of the Series; printing, mailing, and distributing annual and semi-annual reports of the Series to existing Contract owners (1)
Text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies sponsored by the Separate Accounts
Text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies sponsored by the Series or the Trust

(1) Hartford may choose to print the Series' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trusts share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Series' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts.

SCHEDULE D
Format for NAV and Dividend Information
Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:
Mutual Fund Company Name
Pricing Company Name
Fund Name (no abbreviations)
Fund Number
Ticker and/or Cusip Number
NAV
NAV Change from Prior Day
Prior Day NAV
Ordinary Dividend Distribution
Ordinary Dividend Distribution Change from Prior Day
Small Cap Gain Distribution
Small Cap Gain Distribution Change from Prior Day
Large Cap Gain Distribution
Large Cap Gain Distribution Change from Prior Day
Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number
Emergency after hours Name & Phone Number

AMENDMENT NO. 1 TO
AMENDED AND RESTATED PARTICIPATION AGREEMENT
The AMENDMENT is made and entered into as of the fifteenth 15th day of October, 2005, by and among Hartford Life Insurance Company, a Connecticut stock life insurance company ("Hartford") on its behalf and on behalf of each separate account set forth on Schedule A (the "Separate Accounts"), Hartford Securities Distribution Company, Inc. a Connecticut corporation ("Contracts Distributor"), AllianceBernstein Variable Products Series Funds, Inc., a Maryland corporation, (the "Trust"); AllianceBernstein Investment Research and Management, Inc., a Delaware Corporation (the "Distributor"); and Alliance Capital Management, L.P., a Delaware limited partnership (the "Adviser") (collectively, the "Original Parties") and Hartford Life and Annuity insurance Company (together with the Original Parties the "Parties").
WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable annuity contracts of Hartford under an Amended and Restated Participation Agreement dated March 1, 2005 (the "Agreement");
WHEREAS, the Original Parties desire to amend the Agreement to make available series of the Trust to be investment media for certain variable life insurance contracts of Hartford;
WHEREAS, the Parties desire to amend the Agreement to add another party to the Agreement, Hartford Life and Annuity Insurance Company, a Connecticut stock life insurance company on its behalf and on behalf of the Separate Accounts set forth on Schedule A;
NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:
The Hartford Life and Annuity Insurance Company shall become a Party to this Agreement and all the rights and obligations set forth in the Agreement regarding Hartford Life Insurance Company and its Separate Accounts listed on Schedule A shall apply to Hartford Life and Annuity Insurance Company and its Separate Accounts listed on Schedule A.
The Parties agree that Schedule A shall be amended and replaced by the attached Schedule A.

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS SUBJECT TO THE AMENDED AND
RESTATED PARTICIPATION AGREEEMENT
Hartford Life Insurance Company

Separate Accounts
Hartford Life Insurance Separate Account Two
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL II

Contracts
HLVA03	HL-1544(98)
HLVA99	ILA-1020
HLNCDSCO3	HL-14623
HLNCDSC98	HL-13865
HLVA94	ILA-1007
HL-15486(00)	HL-14875
HL-15894(03)	HL-15898(03)
HL-15471(99)	HL-15904(03)
HV2025 (403(b) product)

Hartford Life and Annuity Insurance Company

Separate Accounts
Hartford Life and Annuity Insurance Separate Account Two
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL II

Contracts
HLVA03/HLAVA03	LA-1154(99)
HLVA99/HLAVA99	LA-1151(98)
HLNCDSC03/HLANCDSCO3	ILA-1020
HLNCDSC98/HLANCDSC98	LA-1240(03),ILA-1098
HLVA94/HLAVA94	LA-1246(03)
LA-1200(02)	HL-14875
LA-1158(00)	HL-15898(03)
LA-1238(03)	HL-15904(03)

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective: October 15, 2005
IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.
HARTFORD LIFE INSURANCE
COMPANY, on its behalf and each
Separate Account named in Schedule
A, as may be amended from time to
time

By: /s/ Michael Kalen
Name: Michael Kalen
Title:    Exec. VP & Dir., ILD
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, on its behalf
and each Separate Account named in Schedule A, as may be amended from time to time

By: /s/ Michael Kalen
Name: Michael Kalen
Title:    Exec. VP & Dir, ILD
ALLIANCEBERNSTEIN VARIABLE
PRODUCT    INC

By: /s/ Marc O. Mayer
Name: Marc O. Mayer
Title: President and CEO
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC.
By: /s/ Stephen Scanlon
Name: Stephen Scanlon
Title:    Senior Vice President
ALLIANCE CAPITAL MANAGEMENT,
L. P., by Alliance Capital Management Corporation, General Partner
By: /s/ Adam R. Spilka
Name: Adam Spilka
Title: Secretary

AMENDMENT NO. 2 TO
AMENDED AND RESTATED PARTICIPATION AGREEMENT
The AMENDMENT is made and entered into as of the first 1st day of May, 2006, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, each, a Connecticut stock life insurance company (together, "The Hartford") on its behalf and on behalf of each separate account set forth on Schedule A (the "Separate Accounts"), Hartford Securities Distribution Company, Inc. a Connecticut corporation ("Contracts Distributor"), AllianceBernstein Variable Products Series Funds, Inc., a Maryland Corporation, (the "Trust"); AllianceBernstein Investment Research and Management, Inc., a Delaware Corporation (the "Distributor"); and Alliance Capital Management, L.P., a Delaware limited partnership (the "Adviser") (collectively, the "Original Parties").
WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable annuity contracts of The Hartford under an Amended and Restated Participation Agreement dated March 1, 2005 (the "Agreement");
WHEREAS, the Original Parties have agreed to make available series of the Trust to be investment media for certain variable life insurance contracts of The Hartford under Amendment No. 1 of the Amended and Restated Participation Agreement dated October 15, 2005.
WHEREAS, the Original Parties desire to amend the Agreement to make available series of the Trust to be investment media for certain variable annuity and variable life insurance contracts of The Hartford;
NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:
The Parties agree that Schedule A shall be amended and replaced by the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective: May 1, 2006
IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE
COMPANY, on its behalf and each
Separate Account named in Schedule
A, as may be amended from time to
time

By: [illegible]
Name:
Title:

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY, on its behalf
and each Separate Account named in
Schedule A, as may be amended from
time to time

By: [illegible]
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES, INC

By: [illegible]
Name:
Title

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT, INC.

By: [illegible]
Name:
Title:

ALLIANCE CAPITAL MANAGEMENT,
L.P.

By: [illegible]
Name:
Title

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS SUBJECT TO THE AMENDED AND
RESTATED PARTICIPATION AGREEEMENT
Hartford Life Insurance Company

Separate Accounts
Hartford Life and Annuity Insurance Separate Account Two
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity insurance Company Separate Account VL II

Contracts
HLVA03	HL-15441(98)
HLVA99	ILA-1020
HLNCDSCO3	HL-14623
HLNCDSC98	HL-13865
HLVA94
HL-15486(00)	HL-14875
HL-15894(03)	L-15898(03)
HL-15471(99)	HL-15904(03)
HL-15420 (403(b))	HV-1452-0
HV-1499-0 (403(b))

Hartford Life and Annuity Insurance Company

Separate Accounts
Hartford Life and Annuity Insurance Separate Account Two
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity insurance Company Separate Account VL II

Contracts
HLVA03/HLAVA03	LA-1154(99)
HLVA991HLAVA99	LA-1151(98)	..,
HLNCDSC03/HLANCDSCO3	ILA-1020
HLNCDSC98/HLANCDSC98	LA-1240(03),ILA-1098
HLVA94/HLAVA94	LA-1246(03)
LA-1200(02)	HL-14875
LA-1158(00)	HL-15898(03)
LA-1238(03)	HL-15904(03)

AMENDMENT TO
FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 19th day of April, 2007 by and among Hartford Life Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); AllianceBernstein Variable Products Series Fund. Inc. ("Trust"); AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc_ and AllianceBernstein Investment and Research Management, Inc. ("Distributor"): and AllianceBernstein L.P. (formerly Alliance Capital Management. LP.) ("Adviser").
RECITALS
WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated March 1, 2005, as amended (collectively, the "Agreement"); and
WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in Revised Schedule A
NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows.
1.    The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

    2.    Trust registration statement supplements shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1s' calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Adviser and the Distributor will make their best efforts to provide the Company with updated shareholder reports no later than 45 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

    3.    The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Distributor will calculate the payment contemplated and will make such payment to the Company within 30 days thereafter. Each payment will be accompanied by a statement showing the calculation of the amounts payable and such other supporting data as may be reasonably requested by the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

    4.    The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and ail related agreements during the pendency of such arbitration proceedings.

    5.    This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

    6.    Except as hereinabove provided. all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement. the terms of this Amendment shall control.
7    This Amendment shall be binding upon. and inure to the benefit of. the parties hereto and their respective successors and assigns.
8.    This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.
IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.
HARTFORD LIFE INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By: /s/ [illegible]
Its SVP

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC

By: /s/ [illegible]
Its

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By: /s/ [illegible]
Its

ALLIANCEBERNSTEIN L.P.

By: /s/ [illegible]
Its

Schedule A

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR
The Director Choice Access Series I and IR
Group Variable Annuity Contracts (Gardner and White)
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I

Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor

AMENDMENT TO
FUND PARTICIPATION AGREEMENT
THIS AMENDMENT. effective as of this 19th day of April, 2007 by and among Hartford Life and Annuity Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"): AllianceBernstein Variable Products Series Fund, Inc. ("Trust"), AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc. and AllianceBernstein Investment and Research Management, Inc ) ("Distributor"); and AllianceBernstein L.P. (formerly Alliance Capital Management, L.P ) ("Adviser")
RECITALS
WHEREAS. the above captioned entities are parties to that certain Fund Participation Agreement(s) dated March 1, 2005. as amended (collectively, the "Agreement" ): and
WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in Revised Schedule A.
NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1.    The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company. as filed with the Securities and Exchange Commission from time to time

2.    Trust registration statement supplements shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1s' calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines. penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Adviser and the Distributor will make their best efforts to provide the Company with updated shareholder reports no later than 45 days after the end of the reporting period. The Company reserves the right, in its sole discretion. to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates

3.    The Distributor shall promptly reimburse the Company, upon the Company's request. for its costs associated with trust registration statement supplements The Distributor will calculate the payment contemplated and will make such payment to the Company within 30 days thereafter. Each payment will be accompanied by a statement showing the calculation of the amounts payable and such other supporting data as may be reasonably requested by the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4.    The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5.    This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties

6.    Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7.    This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8.    This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.
IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each of their respective separate accounts name in Schedule A, as amended.
By: /s/ [illegible]
Its SVP

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC

By: /s/ [illegible]
Its

ALLIANCEBERNSTEIN INVESTMENTS, INC.
By: /s/ [illegible]
Its
ALLIANCEBERNSTEIN L.P.

By: /s/ [illegible]
Its

Schedule A

Separate Account
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Searate Account VL II

Product Funded by Separate Account
The Director M
Wells Fargo Director M
Director M Access
The Director M Edge
The Director M Plus
The Director M Outlook
Wells Fargo Director M Outlook
Stag Wall Street Variable Universal Life Series ll
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor

AMENDMENT NO. 4
PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "The Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:
I .     Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: May 1, 2008
HARTFORD LIFE INSURANCE COMPANY         ALLIANCEBERNSTEIN VARIABLE
                                                                                            PRODUCT SERIES FUNDS, INC.

By its authorized officer,
                                                                                            By its authorized officer,
By: /s/ Robert Arena
                                                                                            By: /s/ Marc O. Mayer
Name: Robert Arena
                                                                                            Name: Marc O. Mayer
Its: Executive Vice President
                                                                                            Its: Executive Vice President
Date: June 12, 2008
                                                                                            Date:

HARTFORD LIFE AND ANNUITY            ALLIANCEBERNSTEIN INVESTMENTS,
INSURANCE COMPANY                INC.

By its authorized officer,                By its authorized officer,

By: /s/ illegible                        By: /s/ Stephen C. Scanlon

Name:                            Name: Stephen C. Scanlon

Its:                            Its: Managing Director

Date:                            Date:

ALLIANCEBERNSTEIN, L.P.

By its authorized officer,

By: /s/ Marc O. Mayer

Name: Marc O. Mayer

Its: Executive Vice President

Date:

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
AGREEMENT

Separate Accounts
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company S9arate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL 1
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR
The Director Choice Access Series I and IR

The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

AMENDMENT NO. 5
PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "The Hartford"), Hartford Securities Distribution Company, Inc.„ AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:
1.     Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: October 19, 2009
HARTFORD LIFE INSURANCE COMPANY         ALLIANCEBERNSTEIN VARIABLE
                                                                                            PRODUCT SERIES FUNDS, INC.
By its authorized officer,
                                                                                            By its authorized officer,
By: /s/ Robert Arena
                                                                                            By: /s/ Stanley J. Laffey
Name: Robert Arena
                                                                                            Name: Stanley J. Laffey
Its: Executive Vice President
                                                                                            Its: Assistant Secretary
Date: 10/06/09
                                                                                            Date: 9/29/09

HARTFORD LIFE AND ANNUITY            ALLIANCEBERNSTEIN INVESTMENTS,
INSURANCE COMPANY                INC.

By its authorized officer,                By its authorized officer,

By: /s/ Robert Arena                    By: /s/ Andrew L. [illegible]

Name: Robert Arena                    Name: Andrew L. [illegible]

Its: EVP                        Its: Assistant Secretary

Date: 10/6/09                        Date: 9/29/09

ALLIANCEBERNSTEIN, L.P.

By its authorized officer,

By: /s/ Marc R. Bryant

Name: Marc R. Bryant

Its: Assistant Secretary

Date: 9/29/09

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
AGREEMENT

Separate Accounts
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
Hartford Leaders V
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR

The Director Choice Access Series I and IR
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

AMENDMENT NO. 6
PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:
1.    Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
Effective date: May 2, 2011

HARTFORD LIFE INSURANCE COMPANY             ALLIANCEBERNSTEIN VARIABLE
                                PRODUCT SERIES FUNDS, INC.

By its authorized officer,                    By its authorized officer,

By: /s/ Steven M. Kluever                    By: /s/ Stephen J. Laffey

Name: Steven M. Kluever                    Name: Stephen J. Laffey

Its: VP Product & Marketing                    Its: Assistant Secretary

Date: 4/29/11                            Date: 4/19/11

HARTFORD LIFE AND ANNUITY                  ALLIANCEBERNSTEIN INVESTMENTS,
INSURANCE COMPANY                    INC.

By its authorized officer,                    By its authorized officer,

By: /s/ Steven M. Kluever                    By: /s/ Daniel Notto

Name: Steven M. Kluever                    Name: Daniel Notto

Its: VP Product & Marketing                    Its: Assistant Secretary

Date: 4/29/11                            Date: 4/19/11

HARTFORD SECURITIES                     ALLIANCEBERNSTEIN, L.P.
DISTRIBIUTION COMPANY, INC.

By its authorized officer,                    By its authorized officer,

By: /s/ Steven M. Kluever                    By: /s/ Emilie D. Wrapp

Name: Steven M. Kluever                    Name: Emilie D. Wrapp

Its: VP Product & Marketing                    Its: Assistant Secretary

Date: 4/29/11                            Date: 4/19/11

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS SUBJECT PARTICIPATION
AGREEMENT

Separate Accounts
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life and Annuity Insuranci, Company Sepaiatc Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
Hartford's Personal Retirement Manager All Series
Hartford Leaders V
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
3706377    3

The Director Choice Series II and IIR
The Director Choice Access Series I and IR
The Director Choice
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor H Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Set ies I.
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

AMENDMENT NO. 7
TO THE
PARTICIPATION AGREEMENT
The Fund Participation Agreement (the "Agreement"), dated March 1, 2005, as amended, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford"), Hartford Securities Distribution Company, Inc., AllianceBernstein Variable Product Series Funds, Inc. (the "Trust"), AllianceBernstein Investments, Inc. (the "Distributor"), and AllianceBernstein, L.P. (the "Adviser"), is hereby amended as follows:
1. Schedule A is amended to add the Hartford Leaders VUL Liberty 2012 product. The existing Schedule A is hereby deleted in its entirety and replaced with the attached Schedule A.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
This Amendment may be executed simultaneously in two or more counterparts, each of which is taken together shall constitute one and the same instrument.
Effective date: July 16, 2012

HARTFORD LIFE INSURANCE             HARTFORD LIFE AND ANNUITY
COMPANY                        INSURANCE COMPANY

By its authorized officer                By its authorized officer

By: /s/ Beth Bombara                By: /s/ Beth Bombara

Name: Beth Bombara                Name: Beth Bombara

Title: President                    Title: President

Date: 6/6/13                        Date: 6/6/13

HARTFORD SECURITIES                     ALLIANCEBERNSTEIN VARIABLE
DISTRIBIUTION COMPANY, INC.                PRODUCTS SERIES FUNDS, INC.

By its authorized officer,                    By its authorized officer,

By: /s/ Beth Bombara                        By: /s/ Stephen J. Laffey

Name: Beth Bombara                        Name: Stephen J. Laffey

Its: President                            Its: Assistant Secretary

Date: 6/6/13                            Date: 5/31/13

ALLIANCEBERNSTEIN                     ALLIANCEBERNSTEIN, L.P.
INVESTMENTS, INC.

By its authorized officer,                    By its authorized officer,

By: /s/ Stephen J. Laffey                    By: /s/ Emilie D. Wrapp

Name: Stephen J. Laffey                    Name: Emilie D. Wrapp

Its: Assistant Secretary                    Its: Assistant Secretary

Date: 5/31/13                            Date: 5/31/13

Schedule A

Separate Accounts and Contracts Subject to the Participation Agreement

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
Hartford's Personal Retirement Manager - All Series
Hartford Leaders V
Hartford Leaders Series IV
Hartford Leaders Edge Series IV
The Director
The Director M
Director M Platinum
AmSouth. Variable Annuity M
The Director M Select
The Huntington Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
The Director Choice Series III and IIIR
The Director Choice Access Series II and IIR
The Director Choice Series II and IIR
The Director Choice Access Series I and IR
The Director Choice

Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Hartford Leaders VUL Joint Legacy
Hartford Leaders VUL Liberty
Hartford Leaders VUL Legacy
Hartford Leaders VUL Joint Legacy II
Hartford Leaders VUL Liberty 2012